UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 21, 2020

 CHEWY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 Griffin Road, Suite B-428 Dania Beach, Florida	33004
(Address of Principal Executive Offices)	(Zip Code)
(786) 320-7111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	CHWY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2020, the Board of Directors (the “Board”) of Chewy, Inc. (the “Company”) increased the size of the Board from eleven to twelve directors and filled the newly created vacancy by appointing Martin H. Nesbitt (the “New Director”) as a Class I director, with a term expiring at the Company’s annual meeting of stockholders in 2023. The Board has determined that Mr. Nesbitt is independent for purposes of serving on the Board under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (“NYSE”).

Mr. Nesbitt currently serves as Co-Chief Executive Officer of The Vistria Group, LLC, a Chicago based investment firm focused on the education, healthcare and financial services industries. Before co-founding Vistria, Mr. Nesbitt co-founded and served as Chief Executive Officer of The Parking Spot. Prior to The Parking Spot, Mr. Nesbitt served as an officer of the Pritzker Realty Group, L.P. and as Investment Manager at LaSalle Partners. Mr. Nesbitt currently serves on the board of directors of Jones Lang LaSalle Incorporated (NYSE “JLL”), American Airlines Group Inc. (Nasdaq “AAL”), and CenterPoint Energy, Inc. (NYSE “CNP”). Mr. Nesbitt is also as a trustee of Chicago’s Museum of Contemporary Art. Previously, Mr. Nesbitt held board membership positions with the Chicago Housing Authority, where he was Chairman of the Board, and the Chicago 2016 Olympic Committee.

The New Director is eligible to receive our standard annual compensation for non-affiliated directors as described in our most recent proxy statement filed with the SEC on May 26, 2020 under the heading “Director Compensation.”

The Company also entered into an indemnification agreement with the New Director in connection with his appointment to the Board. The indemnification agreement is in substantially the same form as the indemnification agreement for the other directors of the Company that was filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1, filed with the SEC on June 3, 2019. There are no other transactions with the New Director which would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

Date:	September 23, 2020	By:	/s/ Susan Helfrick
Susan Helfrick
General Counsel